Exhibit 32.2

CERTIFICATION PURSUANT TO
18 UNITED STATES CODE SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Lawrence H. Wolfe., Principal Financial and Accounting Officer  of Mera Pharmaceuticals, certify that (1) Mera Pharmaceuticals, Inc.’s Form 10-Q for the quarter ended July 31, 2011 fully complies with the requirements of Section 3 (a) or 15 (d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Form 10-Q for the quarter ended July 31, 2011 fairly presents, in all material respects, the financial condition and the results of operations of Mera Pharmaceuticals, Inc.

Date: July 26, 2012	By:	/s/ Lawrence H. Wolfe
Lawrence H. Wolfe
Principal Financial and Accounting Officer